[CIK]      0000914670
[NAME]     CORRECTIONAL SERVICES CORPORATION

                     FOURTH AMENDMENT TO LOAN AGREEMENT

     THIS Amendment to Loan Agreement is dated as of January ___, 1998 by and between NATIONSBANK, N.A. f/k/a NATIONSBANK, N.A. (SOUTH), a National Banking Association (hereinafter called the "Lender" or "Bank") and CORRECTIONAL SERVICES CORPORATION, a Delaware corporation (f/k/a ESMOR CORRECTIONAL SERVICES, INC., and successor by merger with ESMOR, INC., a New York corporation, ESMOR (BROOKLYN), INC., a New York corporation, ESMOR CANADIAN, INC., a Texas corporation, ESMOR FORT WORTH, INC., a Texas corporation, ESMOR HOUSTON, INC., a Texas corporation, ESMOR MANHATTAN, INC., a New York corporation, ESMOR MANSFIELD, INC., a Texas corporation, ESMOR (SEATTLE), INC., a Washington corporation, ESMOR TRAVIS, INC., a Texas corporation and CORRECTIONAL SERVICES MANAGEMENT, INC., a Delaware corporation f/k/a Esmor Management, Inc.,) and ESMOR NEW JERSEY, INC., a New Jersey corporation, jointly and severally (collectively hereinafter called the "Borrower")and CSC Management de Puerto Rico, Inc. a Puerto Rico corporation ("Guarantor").

                                   RECITALS:

     WHEREAS, in connection with a $5,000,000 Term Loan and a $6,000,000, Line of Credit Loan from Lender to Original Borrower, Lender and Borrower entered into that certain Loan and Security Agreement dated effective December 31, 1995, as amended by Amendment to Loan Agreement dated January 19, 1996, Second Amendment to Loan Agreement dated June 28, 1996 and Third Amendment to Loan Agreement dated January 5, 1998 (collectively the "Loan Agreement") and Original Borrower executed and delivered to Lender the Loan Documents, as defined in the Loan Agreement; and

     WHEREAS, Guarantor guaranteed the loan by executing and delivering its Continuing and Unconditional Guarantee dated January 5, 1998 (the "Guaranty").

     WHEREAS, the Term Loan has been paid in full and Borrower has requested Lender to renew the $6,000,000 Line of Credit Loan and modify the Loan Agreement and Lender has agreed to do so provided that Borrower and Guarantor enter into this Amendment.

     NOW THEREFORE, in consideration of the renewal and modification of the $6,000,000 Line of Credit Loan and the covenants and provisions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties mutually agree as follows:

     1. The above recitals are true and correct.

     2. The parties acknowledge and agree that from and after the date hereof the term "Line of Credit Note" shall include that certain $6,000,000 Renewal Line of Credit Note of even date here from Borrower to Lender, together with any renewals, extensions or modifications thereof, in whole or in part.

     3. Paragraph 2.1(d) is replaced in its entirety with the following:

        2.1(d) Borrower and Guarantor acknowledge and agree that pursuant to their request, Bank has structured and entered into an $800,000 loan transaction wherein Bank has loaned $800,000 to First Security Bank, National Association as owner/trustee under the CSC Trust 1997-1 ("First
Security"), pursuant to which First Security has executed and delivered to Lender an $800,000 promissory note dated January 12, 1998 and pursuant to which First Security, Borrower and Guarantor have executed and delivered to Bank an Indemnification Agreement dated January 12, 1998.
 Further, Borrower may from time to time request
Bank to make further loans to First Security and in connection therewith First Security may executed additional promissory notes and/or modifications, amendments, renewals, replacements or consolidations of all of such notes. The $800,000 note and any additional notes or amendments, modifications, renewals, replacements or consolidations thereof are herein called the ("First Security Note"). In connection with the
First Security Note, First Security, Borrower and
Guarantor shall from time to time execute and deliver either new indemnification agreements and/or amendments, modifications, renewals, replacements or consolidations thereof. The
Indemnification Agreement together with any new indemnification agreements executed and delivered by First Security, Borrower and/or Guarantor and all amendments, modifications, renewals, replacements and consolidations thereof are herein collectively called the "First Security
Indemnity"). Borrower and Guarantor acknowledge and agree that the unpaid principal balance together with any and all other amounts owed by First Security, Borrower and/or Guarantor to Bank pursuant to the terms of the First Security Note or First Security Indemnity shall not be available for advances under the Line of Credit. Further, Borrower and Guarantor acknowledge and agree that in the event of default under the First Security
Note or the First Security Indemnity, or in the event Borrower or Guarantor are required to take title to the real property, as described in the First Security Indemnity, Borrower and Guarantor acknowledge and agree that Lender shall be entitled to draw as an advance under the Line of Credit all sums necessary to pay Bank any and all sums due to Bank under the terms and provisions of the First
Security Note and the First Security Indemnity.
Borrower and Guarantor acknowledge and agree that they requested the specific structure, as a benefit to them, for the loan to First Security, that they shall receive direct financial benefit and gain therefrom, and have given this covenant and agreement in consideration of Bank making such loan pursuant to the requested loan structure and agreeing to the terms and provisions of this Fourth
Amendment."

     4. Borrower and Guarantor acknowledge and certify to Lender that Borrower and Guarantor have no claim, demand or setoff whatsoever against Lender and that Borrower and Guarantor are justly indebted to Lender pursuant to the terms and provisions of the Line of Credit Note, Loan Agreement, Guaranty and other loan documents, as defined in the Loan Agreement.

     6. As amended hereby, the Loan Agreement remains in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.